Exhibit 10.17





                   Form of Limited Recourse Convertible Note


Date:  [issuance date]                                            No.: [**001**]


                  SCHIMATIC Cash Transactions Network.com, Inc.

                  LIMITED RECOURSE CONVERTIBLE PROMISSORY NOTE

     These securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under the securities laws of any state. These securities are "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act. The securities have been acquired for investment and may not be sold or transferred without complying with Rule 144 in the absence of an effective registration or an available exemption from registration under the Securities Act and applicable state statutes.

     SCHIMATIC Cash Transactions Network.com, Inc., a corporation duly organized and existing under the laws of the state of Florida (hereinafter referred to as the "Company"), for value received, hereby promises to pay to the registered holder hereof, the principal amount of ____________ dollars ($___________) on the date or dates set forth below, upon presentation and surrender of this Limited Recourse Convertible Promissory Note (this "Note") at the offices of the Company at 740 East 3900 South, Second Floor, Murray, Utah 84107, in such lawful money of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay in like lawful tender interest hereon, from and after the date first above written, at the interest rate set forth below, until the principal hereof is paid or made available for payment as herein provided. There interest so payable will, as provided below, be paid to the person in whose name this Note is registered on the books of the Company at the close of business on the regular record date for the payment of such interest.

     This  Note  is  subject  to  the  following   further  terms  and  material
provisions:

     1. Series. This Note is one of the duly authorized issue of notes of the Company designated as its "Limited Recourse Convertible Promissory Notes" limited in aggregate principal amount to One Million Five Hundred Thousand
Dollars ($1,500,000) (the "Series"), commencing June 2001, issued in various denominations of like tenor and maturity, except variations necessary to express the amount and payee of each Note. All Notes of this Series rank equally and ratably without priority over one another.

     2. Term and Interest. The principal of and all accrued interest on the Note, if not previously converted to common stock as provided in paragraph 3 hereof or prepaid as provided in paragraph 4 hereof, shall be due and payable on or before December 31, 2003. The Note shall bear simple interest at a rate of 20% per month, payable in shares of restricted common stock of the Company in a number equal to the amount of the accrued interest divided by the lesser of the Market Price (as defined below) per share for such common stock as of the last day on which the common stock is traded during the month for which such interest is due, or $0.20. For purposes hereof, "Market Price" shall mean the closing sales price for the common stock as quoted on a registered national securities exchange or, if not listed on a national exchange, the Nasdaq Stock Market, or, if not listed on such an exchange or included on the Nasdaq Stock Market, the closing sales price on the over-the-counter market, or if not traded on any of the foregoing, as determined by the board of directors through any other reliable means of determination available. The payment of principal of and interest on the Note is subject to prepayment as set forth in paragraph 4 hereof. Principal and interest shall be paid at the office of the Company maintained for such purpose pursuant hereto.

         3.       Conversion.
                  ----------

               (a) Subject to and in compliance with the provisions contained herein, the holder of this Note is entitled, at such holder's option, at any time prior to maturity, or in the case this Note or some portion hereof shall have been called for prepayment prior to such date, then in respect of this Note or such portion hereof, until and including, but not after, the close of business within 30 days after the date of notice of prepayment, to convert this Note (or any portion of the principal amount hereof or accrued and unpaid interest) into fully paid and nonassessable shares (calculated as to each conversion to the nearest share) of common stock, par value $0.001 per share, of the Company (the "Shares") at a price per share (the "Conversion Price") equal to the lesser of the Market Price per share for such common stock as of the last business day preceding the conversion date or $0.20, by surrender of this Note, duly endorsed (if so required by the Company) or assigned to the Company or in blank, to the Company at its offices, accompanied by written notice to the Company, in the form set forth below, that the holder hereof elects to convert this Note or, if less than the entire principal amount hereof is to be converted, the portion thereof to be converted. No fractions of Shares will be issued on conversion, but instead of any fractional interest, the Company will pay cash adjustments as provided herein.

               (b) Notwithstanding anything to the contrary set forth herein, this Note shall be converted automatically into Shares upon the occurrence of both (i) the receipt by the Company's controlled subsidiary, Smart Chip Technologies, LLC ("Smart Chip"), of at least $2,500,000 in cash equity funding prior to repayment of the Notes, and
          (ii) the original principal amount of the Note divided by the number of Shares issued or issuable in payment of interest plus the number of Shares issued or issuable on conversion results in an effective price per share of $0.10 or less, subject to the right of the holder of this Note to convert to equity in Smart Chip as provided in paragraph 10.

     4. Prepayment. This Note is subject to prepayment, in whole or in part, at any time upon not less than 30 days' notice by registered mail, at the election of the Company, subject to the holder's prior right of conversion as provided in paragraph 3, provided, however, that the Company shall be precluded from prepaying the Note at any time unless the original principal amount of the Note divided by the number of Shares issued or issuable in payment of interest plus the number of Shares issued or issuable on conversion results in an effective price per share of $0.10 or less. Prepayment shall be effected by paying the amount equal to the outstanding principal amount of the Note plus all interest accrued to the date of prepayment. During the 30 days following the date of any notice of prepayment, the holder will have the right to convert the outstanding principal amount of the Note, or any portion thereof, plus accrued but unpaid interest, into common stock of the Company on the terms and conditions provided for in paragraph 3 above. On the date fixed for prepayment, the Note shall cease to bear interest with respect to the amount of principal actually paid. Upon surrender of any Note for prepayment in accordance with said notice of prepayment by the Company, the amount of principal and interest due shall be paid in cash or certified funds. Any Note that is prepaid only in part shall be presented for notation thereon by the Company of such partial prepayment. If less than all the Notes of this Series are to be prepaid, notice of the proposed

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

prepayment shall be sent to the registered holders of all Notes issued in this Series, and such prepayment shall be made pro rata.

     5. Limitations on Right of Conversion. Following receipt of the written notice of intention to convert this Note, the Company shall take such steps as it deems appropriate to permit conversion of the Note as specified in the notice without registration or qualification under applicable federal and state securities laws; provided, that in no event shall the Company be required to consent to the general service of process or qualify as a foreign corporation in any jurisdiction where the Note holder resides if such jurisdiction is different than such Note holder's residence when the Note was originally offered and sold. In order to comply with exemptions from the registration requirements of the Securities Act and certain state securities statutes, the Company may require the holder of this Note to make certain representations and execute and deliver to the Company certain documents as a condition to exercise of the conversion rights hereunder, all in form and substance satisfactory to the Company as determined in its sole discretion. In the event the Company reasonably determines that the Note cannot be converted in compliance with applicable federal and state securities laws in the absence of registration or qualification under such statutes, the Company shall be under no obligation to permit conversion of the Note and issue any Shares pursuant hereto.

     6. Satisfaction and Discharge of Note. This Note shall cease to be of further effect (except as to any surviving rights of conversion, transfer, or exchange of Notes herein expressly provided for) when:

          (a) the Company has paid or caused to be paid all sums payable hereunder by the Company, including all principal amounts and interest accrued under this Note; and

          (b) all the conditions precedent herein provided for relating to the satisfaction and discharge of this Note have been complied with.

     7. Events of Default. "Event of default" when used herein, whatever the reason for such event of default, and whether it shall be voluntary or involuntary, effected by operation of law pursuant to any judgment, decree, or order of any court or any order, rule, or regulation of any administrative or governmental body, or caused by the provisions of any paragraph herein, means any one of the following events:

          (a) default in the payment of any interest on this Note when it becomes due and payable, and continuance of such default for a period of 30 days;

          (b) default in the payment of the principal of any Note in this Series when due, whether at maturity, upon repayment, or otherwise;

          (c) default in the performance or breach of any covenant or warranty of the Company in this Note (other than a covenant or warranty, the breach or default in performance of which is elsewhere in this section specifically dealt with), and continuation of such default or breach for period of 60 days after there has been given to the Company by registered or certified mail, by the holders of a majority in principal amount of the outstanding Notes in this Series, a written notice specifying such default

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

     or breach and requiring it to be remedied and stating that such notice is a notice of default hereunder;

          (d) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or composition of or in respect of the Company under the Federal Bankruptcy Act or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

          (e) the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or a filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Act or any other applicable federal or state law; or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property), or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

If any one or more of the Events of Default specified above shall have happened, the rights of the holder of this Note shall be limited to converting the principal of and accrued but unpaid interest on the Note to Shares, or an equity interest in Smart Chip as provided in paragraph 10, or to executing and foreclosing on the collateral described in the Stock Pledge Agreement and Accommodation Pledge Agreement described below, and in the event that any sale of the collateral shall be insufficient to satisfy the obligation evidenced by this Note, the holder of this Note shall not seek and shall not be entitled to obtain a deficiency or personal judgment against the Company.

     8. Acceleration of Maturity. If an event of default occurs and is continuing, then, in every such case, the holders of a majority in principal amount of the outstanding Notes in this Series may declare the principal of all the Notes to be due and payable immediately, by a notice in writing to the Company of such default, and upon any such declaration, such principal shall become immediately due and payable. At any time after such declaration of acceleration has been made, and before a judgment or decree for payment of money due has been obtained by the holders, the holders of a majority in principal amount of the outstanding Notes in this Series, by written notice to the Company, may rescind and annul such declaration and its consequences, if all events of default, other than the nonpayment of the principal of Notes that has become due solely by such acceleration, have been cured or waived. No such rescission shall affect any subsequent default or impair any consequent right thereon.

     9. Security for the Notes. The obligation evidenced by the Notes is secured by:


          (a) that certain Stock Pledge Agreement dated effective ______________, 2001, in which the Company appears as pledgor and the payees of the Notes in this Series appear as secured parties, a copy of which has been delivered to the initial holder of this Note; and


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

          (b) that certain Accommodation Pledge Agreement dated effective ______________, 2001, in which, as an accommodation to the Company, Smart Chip, appears as pledgor and the payees of the Notes in this Series appear as secured parties, a copy of which has been delivered to the initial holder of this Note.

     10. Special Event Conversion Option. In the event that Smart Chip receives at least $2,500,000 in cash equity funding prior to repayment of the Notes in full (the "New Equity Event"), the holder of this Note shall have the option to convert this Note to an equity interest in Smart Chip at the price and other terms, conditions, right, privileges, and preferences equivalent to the terms most favorable to any investor providing such equity of at least $2,500,000. On the occurrence of a New Equity Event, the Company shall notify the holders of the Notes in this Series in writing of the price and other terms, conditions, right, privileges, and preferences equivalent to the terms most favorable to any investor providing such equity, together with appropriate documents under which the holder of the Notes may elect to convert their Notes to equity in Smart Chip. The holder of this Note has 20 days after such notice to elect to convert all, but not less than all, of this Note into such equity interest in Smart Chip in full and complete satisfaction of the obligation evidenced by this Note.

     11. Suits for Enforcement. If an event of default occurs and is continuing, the holders of a majority in principal amount of the outstanding Notes in this Series may, in their discretion, proceed to protect and enforce their rights by such appropriate judicial proceedings as the holders shall deem most effectual to protect and enforce any such rights, whether for the specified enforcement of any covenant or agreement under this Note or in aid of the exercise of any power granted herein, or to enforce any other property remedy.

     12. Limitation on Suits. No holder of any Note shall have any right to institute any proceedings, judicial or otherwise, with respect to this Note, or for the appointment of a receiver or trustee, or for any remedy hereunder, unless such holder has previously given written notice to the Company of a continuing event of default as provided above; it being understood and intended that no one or more holders of Notes shall have any right in any manner whatever by virtue of or by availing of any provisions of this Note to effect, disturb, or prejudice the right of any other holders of Notes, or to obtain or to seek to obtain priority or preference over any other holders, or to enforce any right under this Note, except in the manner herein provided and for the equal and ratable benefit of all the holders of the Notes.

     13. Acts of Holders. Any request, demand, authorization, direction, notice, consent, waiver, or other action provided by this Note to be given or taken by the holder hereof or by the holders of the Notes in this Series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such holders in person, or by their agent or attorney-in-fact duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to the Company in the manner provided for giving notices herein. Such instrument or instruments, and the action embodied therein or evidenced thereby, are herein sometimes referred to as the "act" of the holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Note if the fact and date of execution by any person of any such instrument or writing is verified by the affidavit of a witness of such execution. The request, demand, authorization, direction, notice, consent, waiver, or other action by the holder of any Note shall bind every Note holder of the same Note and the

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

holder of every Note issued upon the transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by any person in reliance thereon, whether or not notation of such action is made upon such Note.

     14. Notices to Holders; Waiver. Where this Note provides for notice to holders of any event, such notice shall be sufficiently given if in writing and mailed, registered, postage prepaid, to each holder affected by such event, at his or her address as it appears in the Note register maintained by the Company, not later than the latest date and not earlier than the earliest date, prescribed for the giving of such notice. In any case, where notice to holders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular holder shall affect the sufficiency of such notice with respect to holders of other Notes issued in this Series. Where the Note provides for notice to the Company, such notice shall be sufficiently given if in writing and mailed, registered, postage prepaid, to the Company at its address set forth above (or at such other address as shall be provided to the holders of the Notes of this Series in the manner for giving notices set forth herein), not later than the latest date and not earlier than the earliest date, prescribed for the giving of such notice. Where this Note provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, whether before or after the event, any such waiver shall be equivalent of such notice.

     15. Adjustment in Conversion. The Conversion Price and number of Shares issuable upon conversion of this Note may be subject to adjustment from time to time as follows:

          (a) If the Company shall take a record of the holders of its shares for the purpose of entitling them to receive a dividend in shares, the Conversion Price in effect immediately prior to such record date shall be proportionately decreased, such adjustment to become effective immediately after the opening of business on the day following such record date.

          (b) If the Company shall subdivide the outstanding shares into a greater number of shares or combine the outstanding shares into a smaller number of shares, or issue by reclassification any of its shares, the Conversion Price in effect immediately prior thereto shall be adjusted so that the holder of the Note thereafter surrendered for conversion shall be entitled to receive, after the occurrence of any of the events described, the number of Shares to which the holder would have been entitled had such Note been converted immediately after the opening of business on the day following the date upon which such subdivision or combination or reclassification, as the case may be, becomes effective.

          (c) No fraction of a share shall be issued upon conversion, but in lieu thereof the Company, notwithstanding any other provision hereof, may pay therefor in cash at the fair value of the fractional shares at the time of conversion.

                  (d) Neither the purchase or other acquisition by the Company of any shares nor the sale or other disposition by the Company of any shares shall affect any adjustment of the Conversion Price or be taken into account in computing any subsequent adjustment of the Conversion Price; and

          (e) If at any time:


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

               (i) the Company proposes to pay any dividend payable in shares upon its shares or make any distribution, including a cash or property dividend, out of earnings or earned surplus, to the holders of its shares; or

               (ii) the Company proposes to enter into any plan of capital reorganization or of reclassification of the shares of the Company; or

               (iii) the Company proposes to merge, consolidate, or encumber or sell all or substantially all of its assets other than in the ordinary course of business,

then, in any one or more of said cases, the Company shall cause a notice to be mailed to the registered holder of this Note at the address of such holder set forth in the registration records of the Company. Such notice shall be solely for the convenience of such registered holder and shall not be a condition precedent to, nor shall any defect therein or failure in connection therewith affect the validity of, the action proposed to be taken by the Company. Such notice shall be mailed at least 10 days prior to the date on which the books of the Company shall close or a record date shall be taken for such share dividend, share split or reclassification, consolidation, merger, or sale of properties and assets, as the case may be. Such notice shall specify such record date for the closing of the transfer books.

     16. Restrictions. The holder of this Note, by acceptance hereof, both with respect to the Note and the Shares to be issuable upon conversion of the Note (unless issued pursuant to an effective registration statement under the Securities Act), represents and warrants as follows:

          (a) The subject securities are being acquired for the holder's own account to be held for investment purposes only and not with a view to or for resale in connection with any distribution of such securities or any interest therein without registration or other compliance under the
     Securities   Act,  and  the  holder   hereof  has  no  direct  or  indirect
     participation  in  any  such   undertaking  or  in  underwriting   such  an
     undertaking.

          (b) The holder hereof has been advised and understands that: (i) the subject securities have not been and will not be registered under the Securities Act and the subject securities must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Securities Act or an exemption from such registration is available; (ii) except as set forth herein, the Company is under no obligation to register the subject securities under the Securities Act; (iii) in the absence of such registration, sale of the subject securities may be impracticable; (iv) the Company's registrar and transfer agent will maintain stop transfer orders against registration of transfer of the subject securities; and (v) the certificates to be issued for any securities will bear on their face a legend in substantially the following form:

          The  securities   represented  by  this   certificate  have  not  been
          registered under the Securities Act of 1933, as amended (the "Securities Act), or under the securities laws of any state. These securities are "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act. The securities have been acquired for investment and may not be sold or transferred without

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

          complying with Rule 144 in the absence of an effective registration or an available exemption from registration under the Securities Act and applicable state statutes.

          (c) The Company may refuse to transfer the subject securities unless the holder thereof provides an opinion of legal counsel reasonably satisfactory to the Company or a "no-action" or interpretive response from the Securities and Exchange Commission to the effect that the transfer is proper. Further, unless such letter or opinion states that the subject securities are free from any restrictions under the Securities Act, the Company may refuse to transfer the subject securities to any transferee who does not furnish in writing to the Company the same representations and agree to the same conditions with respect to such subject securities as set forth herein. The Company may also refuse to transfer the subject securities if any circumstances are present reasonably indicating that the transferee's representations are not accurate.

          (d) This Note is non-negotiable.

     17. Registered Holder. The Company may treat the person or persons whose name or names appear hereon as the absolute owner or owners of this Note for the purpose of receiving payment of, or on account of, the principal and interest due on this Note and for all other proposes, and the Company shall not be affected by any notice to the contrary.

     18. Severability. In case any provision in this Note shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     19. Governing Law. This Note shall be governed by and construed and interpreted in accordance with the laws of the state of Utah, excluding principles of choice or conflicts of law.

     20. Legal Holidays. In any case where any date provided herein shall not be a business day, then (notwithstanding any other provision of this Note), the event required or permitted on such date shall be required or permitted, as the case may be, on the next succeeding business day with the same force and effect as if made on the date upon which such event was required or permitted pursuant hereto.

     21. Delay or Omission; No Waiver. No delay or omission of any holder of the Note to exercise any right or remedy accruing upon any event of default shall impair any such right or remedy or constitute a waiver of any such event or default or acquiescence therein. Every right or remedy given hereby or by law may be exercised from time to time and as often as may be deemed expedient.

     22. Miscellaneous. This Note is subject to the following additional terms and conditions:

          (a) If this Note is placed with an attorney for collection, or if suit be instituted for collection, or if any other remedy provided by law is pursued by the registered holder hereof, because of any default in the terms and conditions herein, then in either event, the undersigned agrees to pay reasonable attorneys' fees, costs, and other expenses incurred by the registered holder hereof in so doing.


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          (b) None of the rights and remedies of the  registered  holder  hereof shall be waived or  affected  by failure  or delay to  exercise  them.  All remedies  conferred  on  the  registered  holder  of  this  Note  shall  be
     cumulative   and  none  is  exclusive.   Such  remedies  may  be  exercised
     concurrently or consecutively at the registered holder's option.

          (c) This Note is negotiable and transferable, subject to compliance with the provisions of paragraph 14 hereof.

          (d) The makers, guarantors, and endorsers hereof severally waive presentment for payment, protest, and notice of protest and nonpayment of this Note.

         DATED effective as of the [issuance date].

                                                 SCHIMATIC CASH TRANSACTIONS
                                                  NETWORK.com, INC.

Attest

By                                    By
  -------------------------             ----------------------------------------
                                        Joe G. Coykendall, Senior Vice President
     -------------------, Secretary

                                                     Date ______________________




SCHIMATIC Cash Transactions Network.com, Inc.
740 East 3900 South, Suite 300
Salt Lake City  UT  84107

         Re:      Conversion of Note

To Whom It May Concern:

     The undersigned owner of this Note hereby irrevocably exercises the option to convert this Note, or the portion hereof designated, into shares of common stock, par value $0.001 per share, of SCHIMATIC Cash Transactions Network.com, Inc., in accordance with the terms of this Note, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay any transfer taxes payable with respect thereto.



                                           (Signature)
FILL IN FOR REGISTRATION OF SHARES:


----------------------------       ---------------------------------------------
(Printed Name)                     (Social Security or Other Identifying Number)

----------------------------
(Street Address)

----------------------------       ---------------------------------------------
(City, State, and ZIP Code)          Portion To Be Converted (if less than all)






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